EXHIBIT 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Paramount Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

•
the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
•
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 30, 2025		/s/ Ermelinda Berberi
	Name:	Ermelinda Berberi
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)